EXHIBIT 10.1

AMENDMENT TO SENIOR SECURED PROMISSORY NOTE

This Amendment to Senior Secured Promissory Note (this “Amendment”) is entered into as of July 26, 2022, between Xeriant, Inc., a Nevada corporation (the “Company”), and Auctus Fund, LLC, a Delaware limited liability company (“Auctus”)

RECITALS

A. The Company entered into a Securities Purchase Agreement dated as of October 27, 2021 (the “Agreement”) with Auctus pursuant to which the Company issued to Auctus a Senior Secured Convertible Promissory Note in the principal amount of $6,050,000 (the “Note”). Defined terms not defined herein shall have the meaning ascribed to them in the Note.

B. The Company and Auctus desire to amend the Note as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the Company and Auctus hereby agree as follows:

The reference to “twelve (12) months from the Issue Date” in the last sentence of the first paragraph of the Note is hereby replaced with “November 1, 2022”.

The references to “the date that is eight (8) calendar months after the Issue Date” in Sections 3.19 and 3.20 of the Note are hereby replaced with “November 1, 2022”.

Conditions to the Effectiveness of this Amendment. (a) The Company shall grant to Auctus a new warrant to purchase 25,000,000 shares on the same terms of the Warrant (as defined in the Agreement) except that the exercise price shall be $0.09 per share and the term thereof shall commence on July 26, 2022; (b) the Company shall make a prepayment of $100,000 within three business days from the date of this Amendment, and (c) Edward DeFeudis shall cancel his 10b-5(1) Plan.

Effect of Amendment. Except as expressly amended by this Amendment, all terms of the Note shall remain in full force and effect.

Execution. This Amendment may be executed in two or more counterparts, including by facsimile, by e-mail in PDF format or by other electronic means, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

[signature page to follow]

IN WITNESS WHEREOF, the undersigned have executed and delivered this Amendment as of the date first written above.

Xeriant, Inc.

By:
Name: Keith Duffy
Title: CEO

Auctus Fund, LLC

By:
Name: Lou Posner
Title: Managing Director

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